1998

                   March 31

                 First Quarter

                    [LOGO]

                  RAND CAPITAL
                  CORPORATION

April 14, 1998

     During the first quarter,  the Net Asset Value for Rand Capital Corporation
(Rand) has increased from $1.46 to $1.47. This represents the second consecutive quarter, and three out of the previous four quarters, Rand has shown an increase in its Net Assets. This growth, and consistency in growth, can be attributed to the successful execution of our business plan.

     During the quarter, ARIA Wireless Systems, Inc. (ARIA) began to trade under the symbol of AWSI on the OTC Bulletin Board System. This strategic initiative has increased the liquidity of our stock and has been well received by the investment community. Based on the recent appreciation of the stock, we increased our valuation in ARIA, from $488,000 to $610,000, or 25%.

     Rand has also reached an agreement with Hammertime Kitchen and BathWorks, Inc. (Hammertime) to provide $200,000 of expansion capital. Hammertime is a licensee of Sears Home Central and will provide kitchen and bath remodeling services in Western New York and Northwestern Pennsylvania. The capital and business plan contemplate expansion throughout the Eastern United States.

     During the quarter we purchased $420,000 of common stock in MINRAD, Inc. The company has developed a patented laser guided surgical device which is sold throughout the world. MINRAD has received over $2 million in orders and recently entered into a European distribution agreement with MediCert, which provides for $82 million in sales over 10 years. The company received the Health Care Industries Association Best New Technology award in 1997.

     We continued to restructure our portfolio by selling our stock in Comptek Research, Inc. Our valuation of ARS, Inc. was increased to reflect the value of our warrants and we received full payment on our loan to UltraScan, Corp.

     Over the last twelve months we increased our shareholder base by 18%. I welcome the new shareholders and look forward to sharing positive results in the future.

                                     Regards,



                                     Allen F. Grum
                                     President

Portfolio Valuation / March 31, 1998

                                                                                                 March 31, 1998    December 31, 1997
                                                                                      -------------------------    -----------------
                                                                                                           Per               Per
                                                                           Date                            share             share
Company and Business                        Type of Investment             Acquired   Cost       Value     of Rand   Value   of Rand

ARIA Wireless Systems, Inc. (OTC:AWSI)*     Common stock - 488,000 shares   5/23/97   438,000    610,000    0.11    488,000   0.09
Buffalo, NY.  Markets radio
transmission communication equipment

ARS, Inc.                                   Participation in subordinated   7/1/97  1,000,000  1,047,000    0.18    1,029,000 0.18
Buffalo, NY. Assembles and distributes      debenture at 12% due July,
replacement automotive products             2002 through April 2005
                                            with detachable warrants

BioVector, Inc.                             Common stock - 50,000 shares   4/17/97     50,000     125,000   0.02    125,000   0.02
Orchard Park, NY.                           Convertible promissory note at            360,000     360,000   0.06    360,000   0.06
Medical technological                       8%, due April 2002. Option to
sales force company                         purchase 140,000 common shares

Comptek Research, Inc. (AMEX: CTK)*         Common stock - 49,221 shares^  9/13/94          -          -       -    464,023   0.08
Buffalo, NY.  Develops electronic systems   sold March 1998. Term loan at              51,339     51,339    0.01     61,607   0.01
for military and non-military applications  prime less 1%, due June 1999

Fertility Acoustics, Inc.                   Common stock - 50,000 shares    10/1/97    50,000     125,000   0.02    125,000   0.02
Orchard Park, NY. Developer of proprietary  Option to purchase 15,000 shares methods to diagnose onset of ovulation.

HealthWay Products Company, Inc.            Promissory note at 24%, due     3/18/97   100,000     100,000   0.02    100,000   0.02
Syracuse, NY. Manufactures air filters      June 1996. 4,667 warrants for
and climate control devices                 Series A preferred stock

J. Giardino                                 First mortgage at 12%           2/26/88   174,866     174,866   0.03    194,921   0.03
Buffalo, NY.  Owns and leases
commercial property

Lightbridge, Inc. (NASDAQ: LTBG)*           Common stock - 14,253 shares    3/31/94   218,271    218,271    0.04    218,271   0.04
Burlington, MA. Provides software based
services for wireless telecommunications
industry.

MINRAD, Inc.                                Common stock - 39,563 shares    8/4/97    429,000    460,000     0.08    40,000   0.01
Orchard Park, NY.  Developer of laser       Term loan at 12%, matured       10/3/97         -          -        -   420,000   0.08
guided surgical devices.                    March 1998

Pathlight Technology, Inc.                  Class A Series 1(a)Convertible  10/7/97   100,000    100,000     0.02   100,000   0.02
Ithaca, NY. Develops high technology Serial Preferred stock - 100,000 shares
Storage Architecture for computer industry. with 6% cumulative dividend

vReflection Technology, Inc.                Series J convertible preferred  10/4/97   500,000    150,000     0.03   150,000   0.03
Waltham, MA.  Develops and licenses         stock - 243,903 shares
proprietary virtual display technology

Ultra-Scan Corporation                      Common stock - 47,583 shares    12/11/92  276,986          0        0         0      0
Amherst, NY. Ultrasonic fingerprint         Term loan at 6%, repaid                         -          -        -    50,000   0.01
scanning technology                         January 1998

     Other Investment(a)                                                              Other
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total portfolio investments             4,425,885  3,784,464     0.66  4,143,541  0.73
                                                                                    =========
                                            Cash and cash equivalents                          3,531,551     0.62  3,031,391  0.53
                                            Net receivables(payables)                             54,100     0.01    138,188  0.02
                                                                                                 ------              -------

                                            Net assets before taxes                            7,370,115   1.29    7,313,120   1.28
                                            Tax provision(benefit)                            (1,028,400) (0.18)  (1,028,100) (0.18)
                                                                                              ----------          -----------

                                            Net assets                                        $8,398,515          $8,341,220
                                                                                              ==========           ==========

                                            Net asset value per share                                        $1.47    $1.46
                                            (5,708,034 shares at March 31, 1998
                                            and December 31, 1997)


* Publicly owned company         ^ Unrestricted securities

(a) Includes Investments with valuation less than $100,000 during both periods

Note: Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities.

RAND CAPITAL CORPORATION

BOARD OF DIRECTORS (Elected by Shareholders April 14, 1998)
------------------------------------------------------------------------------
                  Reginald B. Newman II     Chairman of the Board
         g        Thomas R. Beecher, Jr.
                  Allen F. Grum
         a, c     Luiz F. Kahl
         c, g     Ross B. Kenzie
         a        Willis S. McLeese
         a, c, g  Jayne K. Rand

         a - Member of audit committee     c - Member of compensation committee
         g - Member of governance committee

  Allen F. Grum       President, Chief Executive Officer pgrum@randcap.com
  Nora B. Sullivan    Executive Vice President           nsullivan@randcap.com
  Daniel P. Penberthy Chief Financial Officer            dpenberthy@randcap.com

CORPORATE DATA
------------------------------------------------------------------------------
  Stock Listing                   NASDAQ SmallCap
  Market - symbol RAND
  Transfer Agent and Registrar    Continental Stock Transfer & Trust Company
  General Counsel                 Hodgson, Russ, Andrews, Woods & Goodyear, LLP
  Independent Accountants         Deloitte & Touche LLP
  Number of Shareholders          1,087 (as of March 10, 1998)

Rand  is  actively   seeking  good   business   opportunities   for   investment
consideration. If you are aware of such businesses which may need Rand's support and assistance, please feel free to contact us.

         Rand Capital Corporation
         2200 Rand Building
         Buffalo, NY 14203
         Tel: 716-853-0802
         Fax: 716-854-8480